SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: February 28, 2005

Under the section titled “TCW Galileo Large Cap Growth Fund” at page 32, Douglas S. Foreman and R. Brendt Stallings are deleted as Fund portfolio managers and Donald E. Evenson is added as a portfolio manager.

Under the section titled “Portfolio Managers” at page 56, the following individual is added:

Donald E. Evenson

Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West since June 2005. Previously, Mr. Evenson was Managing Director and Lead Portfolio Manager with Provident Investment Counsel.

The name of the TCW Galileo Large Cap Value Fund is changed to TCW Galileo Equities Fund.

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The section titled “TCW Galileo Large Cap Value Fund” at page 35 is deleted and the following new section is substituted:

TCW Galileo Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value its net assets (including amounts borrowed for investment purposes) in publicly traded equity securities of companies with a market capitalization of greater than $3 billion at the time of purchase. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The Fund will invest in companies trading below their intrinsic value in the opinion of the Advisor.

Concepts to understand

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Intrinsic Value represents a company’s long-term value. Because a stock can remain below its intrinsic value for years, investors often look for factors that could trigger a rise in price.

In managing the Fund’s investments, the Advisor seeks to invest in attractively valued equity securities of companies where the return on invested capital is improving. The Advisor utilizes bottom-up fundamental research to identify these companies. The Advisor performs fundamental research by using techniques such as:

•	making company visits

•	financial screening to identify companies

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•	maintaining a disciplined approach to stock selection and portfolio construction

The Advisor will use both quantitative and qualitative screening criteria to supplement the scope of fundamental research.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Thomas K. McKissick and N. John Snider are the Fund’s portfolio managers.

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